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                                                       EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors and Shareholders of Coltec Industries Inc:


   As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference into this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-45426, 33-52414, 33-1811 and 33-56139.


                                   ARTHUR ANDERSEN LLP


New York, N.Y.
January 22, 1996